Exhibit 99.1

$1,374,800,000

(Approximate)

NovaStar Mortgage, Inc.

Seller and Servicer

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-2

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-2. The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC based on collateral information provided by NovaStar Mortgage, Inc. (“NovaStar”) for informational purposes only and is subject to modification or change. Although NovaStar provided Wachovia Capital Markets, LLC with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC (“Wachovia Securities”) does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the related securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Co-Lead Underwriters

Wachovia Contacts:

Trading/Syndicate	Phone	E-mail Address
Blake O’Connor	(704) 715-7008	blake.oconnor@wachovia.com
Chris Choka	(704) 715-8300	chris.choka@wachovia.com
Ibo Incoglu	(704) 715-8300	ibrahim.incoglu@wachovia.com

Mortgage Finance	Phone	E-mail Address
Sharvin Setoodeh	(704) 715-7632	sharvin.setoodeh@wachovia.com
John Grady	(704) 715-7903	john.grady@wachovia.com

Structuring	Phone	E-mail Address
Serkan Erikci	(704) 715-1263	serkan.erikci@wachovia.com
Florin Nedelciuc	(704) 715-8306	florin.nedelciuc@wachovia.com

Rating Agency Contacts:

Standard & Poor’s	Phone	E-mail Address
M. Scott Mason	(212) 438-2539	scott_mason@sandp.com
David Glehan	(212) 438-7324	david_glehan@sandp.com

Moody’s Investors Service	Phone	E-mail Address
Henry Engelken	(212) 553-4472	henry.engelken@moodys.com

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Preliminary Term Sheet	Date Prepared: June 2, 2004

$1,374,800,000 (Approximate)

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-2

Class (1,2,3)	Principal Amount ($)	WAL (Years) Call/Mat (4)	Payment Window (Mths) Call/Mat(4)	Expected Rating S&P / Moody’s	Assumed Final Distribution Date	Certificate Type
A-1	$944,800,000	Not Marketed Hereby		AAA /Aaa	June 2034	Floating Rate Senior
A-2	$100,000,000	Not Marketed Hereby		AAA /Aaa	June 2034	Floating Rate Senior
A-3	$55,000,000	0.69 / 0.69	1-16 / 1-16	AAA /Aaa	June 2034	Floating Rate Sequential Senior
A-4	$68,000,000	2.94 / 2.94	16-72 / 16-72	AAA /Aaa	June 2034	Floating Rate Sequential Senior
A-5	$18,000,000	7.17 / 9.03	72-89 / 72-193	AAA /Aaa	June 2034	Floating Rate Sequential Senior
M-1	$77,000,000	5.03 / 5.54	39-89 / 39-159	AA+ /Aa2	June 2034	Floating Rate Subordinate
M-2	$21,000,000	5.00 / 5.47	39-89 / 39-142	AA / Aa3	June 2034	Floating Rate Subordinate
M-3	$17,500,000	4.99 / 5.42	38-89 / 38-135	AA- / A1	June 2034	Floating Rate Subordinate
M-4	$21,000,000	4.98 / 5.37	38-89 / 38-129	A+ / A2	June 2034	Floating Rate Subordinate
M-5	$14,000,000	4.98 / 5.31	38-89 / 38-120	A / A3	June 2034	Floating Rate Subordinate
B-1	$14,000,000	4.97 / 5.22	37-89 / 37-112	A- / Baa1	June 2034	Floating Rate Subordinate
B-2	$10,500,000	4.96 / 5.10	37-89 / 37-103	BBB+ /Baa2	June 2034	Floating Rate Subordinate
B-3	$14,000,000	4.89 / 4.90	37-89 / 37-94	BBB / Baa3	June 2034	Floating Rate Subordinate

Total:	$1,374,800,000

(1)	The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)	The Class A-1, Class A-2, Class A-3, Class A-4,Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, and Class B-3 Certificates are priced to call. The margin on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, and Class B-3 Certificates will increase by 1.5x after the clean-up call date.
(3)	See “Available Funds Cap Rate” herein.
(4)	See “Pricing Prepayment Speed” herein.

Depositor:	NovaStar Mortgage Funding Corporation.

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”) and Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Underwriters:	Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc.

Trustee:	JPMorgan Chase Bank.

Custodian:	Wachovia Bank, N.A.

Swap Providers:	Greenwich Capital Derivatives, Inc. (“GCD”) and Wachovia Bank, N.A. (“Wachovia”).

Cap Provider:	[TBD.]

Offered Certificates:	The Class A-1 Certificates (the “Group I Certificates”) and the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (the “Group II Certificates”, together with the Group I Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1,

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (together, the “Subordinate Certificates”). The Senior Certificates along with the Subordinate Certificates are referred to herein as the “Offered Certificates.”

Federal Tax Status:	The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) close of business on June 1, 2004, and (ii) the date of origination of such Mortgage Loan, or such other date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about June 4, 2004.

Expected Closing Date:	On or about June 16, 2004.

Expected Settlement Date:	On or about June 16, 2004.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in July 2004.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:	After the end of the Pre-funding Period, the Group I Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Group II and Subordinate Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

Optional Termination:	The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced based on the following collateral prepayment assumptions (100% PPC):
FRM Loans: 20% HEP (2.0% - 20% CPR over 10 months, 20% CPR thereafter)
ARM Loans: 28% CPR

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Initial Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $845,429,047, of which: (i) approximately $673,623,797 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the “Group I Initial Mortgage Loans”) and (ii) approximately $171,805,251 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group II Initial Mortgage Loans”, together with the Group I Initial Loans the “Initial Mortgage Loans”).

With respect to approximately 9.88% of the Initial Mortgage Loans, NovaStar or another originator, originated a second lien mortgage loan at or prior to the time of origination of the related first lien Mortgage Loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Pre-funding Amount:	On the Closing Date, NovaStar Mortgage, Inc. will deposit approximately $554,570,953 (the “Pre-funding Amount”), which will consist of approximately $441,872,907 related to Group I and approximately $112,698,046 related to Group II into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) September [10], 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:	The “Formula Rate” on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) 11.00%.

Group I Available
Funds Cap Rate:	The “Group I Available Funds Cap Rate” for the Group I Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee, mortgage insurance fees and other insurance fees allocable to the Group I Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Group II Available
Funds Cap Rate:	The “Group II Available Funds Cap Rate” for the Group II Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount.

Subordinate Available
Funds Cap Rate:	The “Subordinate Available Funds Cap Rate” for the Subordinate Certificates on any Distribution Date is equal to the weighted average of the Group I Available Funds Cap Rate and the Group II Available Funds Cap Rate, weighted by the related sub component principal balance.

The principal balance of the Group I sub component is equal to the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group I Certificates.

The principal balance of the Group II sub component is equal to the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group II Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group II Mortgage loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group with an aggregate principal balance greater than zero.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Available Funds
Cap Shortfall:	If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:	The Servicer is required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Swap Agreements:	On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate notional amount of $825,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed rate shown below on the related swap notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Swap Provider	Notional Amount ($)	Fixed Rate	Maturity Date
GCD	70,000,000	1.9850%	January 2006
GCD	70,000,000	2.0750%	February 2006
Wachovia	70,000,000	2.1350%	February 2006
GCD	70,000,000	2.1750%	February 2006
Wachovia	75,000,000	1.8090%	March 2006
GCD	75,000,000	1.9200%	March 2006
Wachovia	75,000,000	2.1050%	March 2006
GCD	75,000,000	2.2325%	April 2006
GCD	30,000,000	2.5400%	January 2007
GCD	30,000,000	2.6500%	February 2007
Wachovia	30,000,000	2.7110%	February 2007
GCD	30,000,000	2.7450%	February 2007
Wachovia	25,000,000	2.2800%	March 2007
GCD	25,000,000	2.4425%	March 2007
Wachovia	25,000,000	2.6550%	March 2007
Wachovia	25,000,000	2.7860%	April 2007
GCD	25,000,000	2.8000%	April 2007

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Shown below is an effective aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

Distribution Date	Notional Balance ($)	W.A. Fixed Rate
July 2004	825,000,000	2.2235%
August 2004	825,000,000	2.2235%
September 2004	825,000,000	2.2235%
October 2004	825,000,000	2.2235%
November 2004	825,000,000	2.2235%
December 2004	825,000,000	2.2235%
January 2005	825,000,000	2.2235%
February 2005	825,000,000	2.2235%
March 2005	825,000,000	2.2235%
April 2005	825,000,000	2.2235%
May 2005	825,000,000	2.2235%
June 2005	825,000,000	2.2235%
July 2005	825,000,000	2.2235%
August 2005	825,000,000	2.2235%
September 2005	825,000,000	2.2235%
October 2005	825,000,000	2.2235%
November 2005	825,000,000	2.2235%
December 2005	825,000,000	2.2235%
January 2006	825,000,000	2.2235%
February 2006	755,000,000	2.2456%
March 2006	545,000,000	2.2907%
April 2006	320,000,000	2.5341%
May 2006	245,000,000	2.6264%
June 2006	245,000,000	2.6264%
July 2006	245,000,000	2.6264%
August 2006	245,000,000	2.6264%
September 2006	245,000,000	2.6264%
October 2006	245,000,000	2.6264%
November 2006	245,000,000	2.6264%
December 2006	245,000,000	2.6264%
January 2007	245,000,000	2.6264%
February 2007	215,000,000	2.6385%
March 2007	125,000,000	2.5927%
April 2007	50,000,000	2.7930%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

If on any Distribution Date the aggregate of the swap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

Cap Agreements:	On the Closing Date, the Trustee will enter into three “Cap Agreements” (“Cap Agreement I,” “Cap Agreement II,” and “Cap Agreement III”). Under each Cap Agreement, the trust will receive a payment of interest equal to the excess, if any of (i) One Month LIBOR, subject to a maximum of 9.50%, 10.50% and 10.50% for the Cap Agreement I, Cap Agreement II and Cap Agreement III, respectively, over (ii) the related Strike Rate shown below, on the related notional amount from the Cap Provider on each Distribution Date, accrued during the related cap accrual period, until the related Cap Agreement is retired.

	Cap Agreement I		Cap Agreement II		Cap Agreement III
Distribution Date	Notional Amount ($)	Strike Rate (%)	Notional Amount ($)	Strike Rate (%)	Notional Amount ($)	Strike Rate (%)
July 2004	944,800,000	4.20705	241,000,000	4.83923	189,000,000	4.33544
August 2004	919,131,455	5.95935	234,331,360	6.73128	189,000,000	6.11613
September 2004	893,754,112	5.95947	227,753,125	6.73365	189,000,000	6.11670
October 2004	868,648,531	6.16156	221,260,211	6.96039	189,000,000	6.32380
November 2004	843,797,686	5.95967	214,848,093	6.73789	189,000,000	6.11772
December 2004	819,187,008	6.16280	208,512,811	6.96439	189,000,000	6.32560
January 2005	794,804,630	5.96085	202,250,977	6.74137	189,000,000	6.11937
February 2005	770,640,738	5.96091	196,059,778	6.74279	189,000,000	6.11970
March 2005	746,688,248	6.61035	189,936,978	7.46655	189,000,000	6.78424
April 2005	722,942,557	5.96099	183,880,913	6.74493	189,000,000	6.12021
May 2005	699,816,753	6.16307	177,983,327	6.97076	189,000,000	6.32711
June 2005	677,294,509	5.96207	172,240,039	6.74686	189,000,000	6.12146
July 2005	655,360,091	6.16418	166,646,976	6.97276	189,000,000	6.32840
August 2005	633,997,859	5.96215	161,200,176	6.74880	189,000,000	6.12192
September 2005	613,192,753	5.96219	155,895,780	6.74979	189,000,000	6.12214
October 2005	592,930,110	6.16430	150,730,034	6.97580	189,000,000	6.32911
November 2005	573,195,659	5.96226	145,699,282	6.75176	189,000,000	6.12261
December 2005	553,975,506	6.16540	140,799,964	6.97785	189,000,000	6.33041

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

	Cap Agreement I		Cap Agreement II		Cap Agreement III
Distribution Date	Notional Amount ($)	Strike Rate (%)	Notional Amount ($)	Strike Rate (%)	Notional Amount ($)	Strike Rate (%)
January 2006	535,256,241	5.96333	136,028,617	6.75376	189,000,000	6.12387
February 2006	517,024,574	5.96337	131,381,869	6.75476	189,000,000	6.12410
March 2006	499,267,687	6.61307	126,856,437	7.47961	189,000,000	6.78906
April 2006	481,973,101	5.96345	122,449,125	6.75679	189,000,000	6.12458
May 2006	465,128,670	6.16561	118,156,823	6.98307	189,000,000	6.33164
June 2006	448,722,566	7.95893	113,976,503	8.84738	189,000,000	8.13937
July 2006	432,880,819	8.22372	109,934,850	9.13969	189,000,000	8.40975
August 2006	417,447,640	7.95149	105,997,865	8.84233	189,000,000	8.13242
September 2006	402,412,386	7.94776	102,162,811	8.83980	189,000,000	8.12893
October 2006	387,764,694	8.21214	98,427,023	9.13183	189,000,000	8.39893
November 2006	373,494,472	7.94025	94,787,906	8.83470	189,000,000	8.12191
December 2006	359,591,895	8.88445	91,242,933	9.84160	189,000,000	9.07884
January 2007	346,075,673	8.58964	87,795,688	9.52039	189,000,000	8.77867
February 2007	332,906,816	8.58463	84,437,439	9.51663	189,000,000	8.77392
March 2007	320,076,303	9.50957	0	N/A	189,000,000	9.71725
April 2007	307,575,351	8.57458	77,978,702	9.50909	189,000,000	8.76438
May 2007	295,395,406	8.85852	74,873,754	9.82215	189,000,000	9.05423
June 2007	283,528,139	9.40187	71,848,877	10.36518	189,000,000	9.59752
July 2007	0	N/A	0	N/A	189,000,000	9.91339
August 2007	271,996,200	9.38833	68,908,384	10.35434	180,622,243	9.58452
September 2007	271,996,200	9.38153	68,908,384	10.34890	167,376,429	9.57799
October 2007	0	N/A	0	N/A	154,469,777	9.89316
November 2007	271,996,200	9.36789	68,908,384	10.33796	141,893,509	9.56490
December 2007	0	N/A	0	N/A	0	N/A
January 2008	0	N/A	0	N/A	128,452,544	10.26037
February 2008	0	N/A	0	N/A	125,199,079	10.25239
March 2008	0	N/A	0	N/A	0	N/A
April 2008	0	N/A	0	N/A	118,939,189	10.23636
May 2008 and thereafter	0	N/A	0	N/A	0	N/A

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Credit Enhancement:	Consists of the following:
1) Mortgage Insurance;
2) Any net swap payments received from the Swap Providers;
3) Excess Cashflow (excluding net swap payments received from the Swap Providers);
4) the Overcollateralization Amount; and
5) Subordination

Mortgage Insurance
Policies:	Approximately 37.63% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”) (such loans are the “Insured Mortgage Loans”). Approximately 56.42% of the Initial Mortgage Loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 5.95% of the Initial Mortgage Loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55%, of the original loan-to-value ratio of such mortgage loan.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement
Percentages:

Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
Class	Percent	Class	Percent
Class A	15.30	Class A	30.60
Class M-1	9.80	Class M-1	19.60
Class M-2	8.30	Class M-2	16.60
Class M-3	7.05	Class M-3	14.10
Class M-4	5.55	Class M-4	11.10
Class M-5	4.55	Class M-5	9.10
Class B-1	3.55	Class B-1	7.10
Class B-2	2.80	Class B-2	5.60
Class B-3	1.80	Class B-3	3.60

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the sum of
(i) funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under “Priority of Distributions.”

(ii)    Any net swap payments received from the Swap Providers available to be used as part of Excess Cashflow to build the Overcollateralization Amount to the Required Overcollateralization Amount pursuant to clause 2) b) of “Supplemental Interest Trust I.”

Overcollateralization
Amount:	The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the

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Overcollateralization Amount will be equal to approximately 1.80% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization
Amount:	On any Distribution Date, the “Required Overcollateralization Amount” is equal to:
(i) prior to the Crossover Date, 1.80% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date.
(ii) on or after the Crossover Date, the greater of:
a. the lesser of:
(1) 1.80% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date; and
(2) 3.60% of the current aggregate principal balance of the Mortgage Loans; and
b. 0.50% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the “OC Floor”).

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:	The earlier to occur of:
(i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and
(ii) the later to occur of:
a. the Distribution Date occurring in July 2007; and
b. the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 30.60%.

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Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Limited Cross-collateralization:

Under certain circumstances, to the extent available, if funds from one Group are insufficient to make a required payment of interest or principal on the related class or classes of Class A Certificates, then any remaining funds from the other Group (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

Period	Losses	Period	Losses	Period	Losses	Period	Losses
37	3.00%	47	4.25%	57	5.33%	67	6.00%
38	3.13%	48	4.38%	58	5.44%	68	6.04%
39	3.25%	49	4.50%	59	5.54%	69	6.08%
40	3.38%	50	4.60%	60	5.65%	70	6.13%
41	3.50%	51	4.71%	61	5.75%	71	6.17%
42	3.63%	52	4.81%	62	5.79%	72	6.21%
43	3.75%	53	4.92%	63	5.83%	73 and after	6.25%
44	3.88%	54	5.02%	64	5.88%
45	4.00%	55	5.13%	65	5.92%
46	4.13%	56	5.23%	66	5.96%

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will, be absorbed first, by the Excess Cashflow, and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, second to the Class B-2 Certificates, third to the Class B-1 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates, and eighth to the Class M-1 Certificates. Realized losses will not be allocated to the Class A Certificates.

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Conversion Feature of Certain Mortgage Loans:

Approximately 6.60% of the Initial Mortgage Loans are, at the borrower’s option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined below a certain level since the date of the original loan; and (d) the borrower meets NovaStar’s property and credit standards.

Removal of Converted Mortgage Loans Pursuant to the Conversion Feature:

In the event of a conversion of a convertible Mortgage Loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of NovaStar, will be obligated to purchase the Mortgage Loan from the trust at the outstanding principal balance of the Mortgage Loan plus accrued interest. That is, the converted Mortgage Loans will be bought out of, and thus removed from, the trust after the conversion, causing an acceleration of principal distributions on the Offered Certificates in accordance with their terms. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock Exchange under the symbol NFI.

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Priority of Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)      Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust I, net swap payments owed to the Swap Providers, third, monthly interest plus any previously unpaid interest to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates (pro-rata among the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates), generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class B-2 Certificates and eleventh, monthly interest plus any previously unpaid interest to the Class B-3 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)      Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-1 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-2 Certificates Certificates as described under “Principal Paydown,” and then monthly principal to the Class B-3 Certificates as described under “Principal Paydown.”

3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust I.

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Principal Paydown:	Any amounts distributable in regards to principal with respect to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will be distributed to (a) the Class A-2 Certificates and (b) the Class A-3, Class A-4, and Class A-5 Certificates, in the aggregate, pro rata, based on (a) the aggregate certificate principal balance of the Class A-2 Certificates and (b) the aggregate certificate principal balance of the Class A-3, Class A-4, and Class A-5 Certificates, respectively.

The pro rata share of principal allocable to the Class A-3, Class A-4, and Class A-5 Certificates will be distributed as follows: first to the Class A-3 Certificates, until their certificate principal balance is reduced to zero, second to the Class A-4 Certificates, until their certificate principal balance is reduced to zero, and third, to the Class A-5 Certificates, until their certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Group I and Group II Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Group I and Group II Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class M-4 Certificates, 5) Class M-5 Certificates, 6) Class B-1 Certificates, 7) Class B-2 Certificates and 8) Class B-3 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Group I and Group II Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 30.60% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 19.60% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 16.60% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 14.10% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 11.10% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 9.10% credit enhancement, seventh to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 7.10% credit enhancement, eighth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 5.60% credit enhancement, and ninth, to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 3.60% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

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Supplemental Interest Trust I:	Funds deposited into the Supplemental Interest Trust I on a Distribution Date will include:
(i) the net swap payments owed to the Swap Providers for such Distribution Date,
(ii) any net swap payments received from the Swap Providers for such Distribution Date, and
(iii) Excess Cashflow (excluding amounts related to net swap payments received from the Swap Providers for such Distribution Date) deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust I will be distributed as follows:
1) First, to the Swap Providers, the net swap payments owed for such Distribution Date, if any.
2) Second,
a) to pay unpaid interest on the Offered Certificates (in order of seniority) after interest funds from the Mortgage Loans have been distributed,

b)        to pay monthly principal as described under Principal Paydown to the Offered Certificates as a component of Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

3) Third, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.
4) Fourth, to the Swap Providers, any swap termination payment.
5) Fifth, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust II:	Funds deposited into the Supplemental Interest Trust II on a Distribution Date will include any cap payments received under Cap Agreement I for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust II will be distributed as follows:
1) First, to the Group I Certificates, any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.

2)      Second, pro-rata (based on certificate principal balances), to the Offered Certificates (other than the Group I Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.

3) Third, to the holders of the non-offered certificates, any remaining amounts.

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Supplemental Interest Trust III:	Funds deposited into the Supplemental Interest Trust III on a Distribution Date will include any cap payments received under Cap Agreement II for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust III will be distributed as follows:

1)      First, to the Group II Certificates pro-rata (based on certificate principal balances), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.

2)      Second, pro-rata (based on certificate principal balances), to the Offered Certificates (other than the Group II Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.

3) Third, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust IV:	Funds deposited into the Supplemental Interest Trust IV on a Distribution Date will include any cap payments received under Cap Agreement III for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust IV will be distributed as follows:

1)      First, to the Subordinate Certificates pro-rata (based on certificate principal balances), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I, Supplemental Interest Trust II and Supplemental Interest Trust III in respect of such amounts.

2)      Second, pro-rata (based on certificate principal balances), to the Offered Certificates (other than the Subordinate Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I, Supplemental Interest Trust II and Supplemental Interest Trust III in respect of such amounts.

3) Third, to the holders of the non-offered certificates, any remaining amounts.

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Breakeven Losses

			Static LIBOR		Forward LIBOR
Class	S&P	Moody’s	CDR Break (%)	Collateral Cum Loss (%)	CDR Break (%)	Collateral Cum Loss (%)
M-1	AA+	Aa2	34.28%	14.45%	32.30%	14.02%
M-2	AA	Aa3	29.74%	13.39%	27.49%	12.82%
M-3	AA-	A1	26.26%	12.47%	23.82%	11.79%
M-4	A+	A2	22.48%	11.35%	19.89%	10.53%
M-5	A	A3	20.11%	10.58%	17.44%	9.65%
B-1	A-	Baa1	17.83%	9.78%	15.17%	8.77%
B-2	BBB+	Baa2	16.18%	9.15%	13.73%	8.16%
B-3	BBB	Baa3	14.40%	8.43%	12.39%	7.57%

Assumptions:

1) Run at the Pricing Speed to Maturity

2) Loss severity at 25%

3) Triggers are failing

4) 12 month liquidation lag

5) “Break” is the CDR that creates the first dollar of principal loss on the related bond

6) Defaults are in addition to prepayments

7) Takes into account net swap payments received by the trust from the Swap Providers

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Weighted Average Life Tables

Class A-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.35	0.92	0.69	0.55	0.46
MDUR (yr)	1.33	0.90	0.68	0.55	0.45
First Prin Pay	07/04	07/04	07/04	07/04	07/04
Last Prin Pay	03/07	04/06	10/05	07/05	04/05

Class A-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.35	0.92	0.69	0.55	0.46
MDUR (yr)	1.33	0.90	0.68	0.55	0.45
First Prin Pay	07/04	07/04	07/04	07/04	07/04
Last Prin Pay	03/07	04/06	10/05	07/05	04/05

Class A-4 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.05	4.05	2.94	2.17	1.67
MDUR (yr)	5.72	3.89	2.85	2.12	1.64
First Prin Pay	03/07	04/06	10/05	07/05	04/05
Last Prin Pay	06/16	08/12	06/10	02/09	03/07

Class A-4 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.05	4.05	2.94	2.17	1.67
MDUR (yr)	5.72	3.89	2.85	2.12	1.64
First Prin Pay	03/07	04/06	10/05	07/05	04/05
Last Prin Pay	06/16	08/12	06/10	02/09	03/07

Class A-5 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	14.06	9.67	7.17	5.63	4.05
MDUR (yr)	12.46	8.87	6.72	5.33	3.89
First Prin Pay	06/16	08/12	06/10	02/09	03/07
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class A-5 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	16.68	11.95	9.03	7.09	5.27
MDUR (yr)	14.40	10.71	8.28	6.61	4.97
First Prin Pay	06/16	08/12	06/10	02/09	03/07
Last Prin Pay	03/31	06/25	07/20	11/17	06/15

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Weighted Average Life Tables

Class M-1 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.66	6.58	5.03	4.38	4.29
MDUR (yr)	8.75	6.13	4.76	4.18	4.10
First Prin Pay	02/09	07/07	09/07	12/07	03/08
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class M-1 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.47	7.23	5.54	4.78	4.62
MDUR (yr)	9.36	6.66	5.20	4.53	4.40
First Prin Pay	02/09	07/07	09/07	12/07	03/08
Last Prin Pay	12/27	10/21	09/17	12/14	12/12

Class M-2 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.66	6.58	5.00	4.26	3.96
MDUR (yr)	8.67	6.09	4.71	4.05	3.78
First Prin Pay	02/09	07/07	09/07	11/07	01/08
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class M-2 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.40	7.17	5.47	4.62	4.27
MDUR (yr)	9.21	6.56	5.11	4.37	4.06
First Prin Pay	02/09	07/07	09/07	11/07	01/08
Last Prin Pay	11/25	11/19	04/16	10/13	01/12

Class M-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.66	6.58	4.99	4.22	3.87
MDUR (yr)	8.43	5.97	4.62	3.96	3.66
First Prin Pay	02/09	07/07	08/07	10/07	12/07
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class M-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.36	7.14	5.42	4.56	4.16
MDUR (yr)	8.90	6.39	4.98	4.25	3.91
First Prin Pay	02/09	07/07	08/07	10/07	12/07
Last Prin Pay	02/25	05/19	09/15	05/13	08/11

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Weighted Average Life Tables

Class M-4 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.66	6.58	4.98	4.19	3.81
MDUR (yr)	8.33	5.92	4.59	3.91	3.58
First Prin Pay	02/09	07/07	08/07	09/07	11/07
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class M-4 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.28	7.08	5.37	4.49	4.06
MDUR (yr)	8.75	6.29	4.90	4.16	3.80
First Prin Pay	02/09	07/07	08/07	09/07	11/07
Last Prin Pay	05/24	09/18	03/15	12/12	04/11

Class M-5 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.66	6.58	4.98	4.17	3.74
MDUR (yr)	8.19	5.85	4.55	3.86	3.49
First Prin Pay	02/09	07/07	08/07	09/07	10/07
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class M-5 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.18	7.00	5.31	4.42	3.95
MDUR (yr)	8.53	6.15	4.80	4.07	3.68
First Prin Pay	02/09	07/07	08/07	09/07	10/07
Last Prin Pay	02/23	10/17	06/14	04/12	10/10

Class B-1 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.66	6.58	4.97	4.14	3.70
MDUR (yr)	7.92	5.71	4.45	3.77	3.41
First Prin Pay	02/09	07/07	07/07	08/07	09/07
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class B-1 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.05	6.90	5.22	4.33	3.86
MDUR (yr)	8.16	5.93	4.63	3.92	3.54
First Prin Pay	02/09	07/07	07/07	08/07	09/07
Last Prin Pay	02/22	12/16	10/13	10/11	05/10

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Weighted Average Life Tables

Class B-2 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.66	6.58	4.96	4.13	3.67
MDUR (yr)	7.75	5.62	4.39	3.73	3.36
First Prin Pay	02/09	07/07	07/07	08/07	08/07
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class B-2 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.86	6.76	5.10	4.24	3.76
MDUR (yr)	7.87	5.74	4.49	3.81	3.43
First Prin Pay	02/09	07/07	07/07	08/07	08/07
Last Prin Pay	10/20	12/15	01/13	02/11	11/09

Class B-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.52	6.48	4.89	4.05	3.59
MDUR (yr)	7.37	5.39	4.24	3.59	3.23
First Prin Pay	02/09	07/07	07/07	07/07	08/07
Last Prin Pay	12/18	06/14	11/11	04/10	02/09

Class B-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.53	6.49	4.90	4.06	3.60
MDUR (yr)	7.38	5.40	4.24	3.60	3.24
First Prin Pay	02/09	07/07	07/07	07/07	08/07
Last Prin Pay	06/19	12/14	04/12	07/10	05/09

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Effective Group I Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	N/A
2	9.5000%
3	9.5000%
4	9.5000%
5	9.5000%
6	9.5000%
7	9.5000%
8	9.5000%
9	9.5000%
10	9.5000%
11	9.5000%
12	9.5000%
13	9.5000%
14	9.5000%
15	9.5000%
16	9.5000%
17	9.5000%
18	9.5000%
19	9.5000%
20	9.5000%
21	9.5000%
22	9.5000%
23	9.5000%
24	9.5000%
25	9.5000%
26	9.5000%
27	9.5000%
28	9.5000%
29	9.5000%
30	9.5000%
31	9.5000%
32	9.5000%
33	9.5096%
34	9.5000%
35	9.5000%
36	9.5000%
37	9.7116%
38	9.5000%
39	9.5000%
40	9.6905%
41	9.5000%
42	10.4041%
43	10.0570%
44	10.0488%
45	10.7398%
46	10.0322%
47	10.3614%
48	10.6888%
49	11.0384%
50	10.6695%
51	10.6598%
52	11.0084%
53	10.6403%
54	11.0501%
55	10.6806%
56	10.6707%
57	11.8137%
58	10.6508%
59	10.9989%
60	10.6901%
61	11.0393%
62	10.6698%
63	10.6596%
64	11.0077%
65	10.6391%
66	10.9869%
67	10.6190%
68	10.6087%
69	11.7447%
70	10.5882%
71	10.9338%
72	10.5679%
73	10.9128%
74	10.5473%
75	10.5369%
76	10.8808%
77	10.5163%
78	10.8598%
79	10.4959%
80	10.4855%
81	11.6082%
82	10.4647%
83	10.8062%
84	10.4443%
85	10.7850%
86	10.4235%
87	10.4131%
88	10.7528%
89	10.3923%
90	10.7313%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
(2)	Includes cap payments received by the trust from the Cap Provider, but excludes net swap payments received by the trust from the Swap Providers.

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Effective Group II Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	N/A
2	10.5000%
3	10.5000%
4	10.5000%
5	10.5000%
6	10.5000%
7	10.5000%
8	10.5000%
9	10.5000%
10	10.5000%
11	10.5000%
12	10.5000%
13	10.5000%
14	10.5000%
15	10.5000%
16	10.5000%
17	10.5000%
18	10.5000%
19	10.5000%
20	10.5000%
21	10.5000%
22	10.5000%
23	10.5000%
24	10.5000%
25	10.5000%
26	10.5000%
27	10.5000%
28	10.5000%
29	10.5000%
30	10.5000%
31	10.5000%
32	10.5000%
33	10.5321%
34	10.5000%
35	10.5000%
36	10.5000%
37	10.7051%
38	10.5000%
39	10.5000%
40	10.6882%
41	10.5000%
42	11.4376%
43	11.0618%
44	11.0549%
45	11.8100%
46	11.0411%
47	11.4020%
48	11.7240%
49	12.1063%
50	11.7075%
51	11.6992%
52	12.0806%
53	11.6826%
54	12.1229%
55	11.7234%
56	11.7149%
57	12.9606%
58	11.6978%
59	12.0789%
60	11.7298%
61	12.1118%
62	11.7124%
63	11.7036%
64	12.0846%
65	11.6860%
66	12.0664%
67	11.6684%
68	11.6595%
69	12.8989%
70	11.6418%
71	12.0206%
72	11.6239%
73	12.0022%
74	11.6060%
75	11.5971%
76	11.9744%
77	11.5791%
78	11.9558%
79	11.5611%
80	11.5520%
81	12.7797%
82	11.5339%
83	11.9090%
84	11.5158%
85	11.8902%
86	11.4975%
87	11.4884%
88	11.8619%
89	11.4702%
90	11.8430%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
(2)	Includes cap payments received by the trust from the Cap Provider, but excludes net swap payments received by the trust from the Swap Providers.

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Effective Subordinate Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	N/A
2	10.5000%
3	10.5000%
4	10.5000%
5	10.5000%
6	10.5000%
7	10.5000%
8	10.5000%
9	10.5000%
10	10.5000%
11	10.5000%
12	10.5000%
13	10.5000%
14	10.5000%
15	10.5000%
16	10.5000%
17	10.5000%
18	10.5000%
19	10.5000%
20	10.5000%
21	10.5000%
22	10.5000%
23	10.5000%
24	10.5000%
25	10.5000%
26	10.5000%
27	10.5000%
28	10.5000%
29	10.5000%
30	10.5000%
31	10.5000%
32	10.5000%
33	10.5000%
34	10.5000%
35	10.5000%
36	10.5000%
37	10.5000%
38	10.5000%
39	10.5000%
40	10.5000%
41	10.5000%
42	10.6133%
43	10.5000%
44	10.5000%
45	10.9564%
46	10.5000%
47	10.5719%
48	10.8982%
49	11.2545%
50	10.8794%
51	10.8700%
52	11.2252%
53	10.8511%
54	11.2671%
55	10.8914%
56	10.8818%
57	12.0455%
58	10.8625%
59	11.2172%
60	10.9003%
61	11.2560%
62	10.8805%
63	10.8705%
64	11.2253%
65	10.8506%
66	11.2049%
67	10.8309%
68	10.8209%
69	11.9778%
70	10.8009%
71	11.1533%
72	10.7811%
73	11.1328%
74	10.7610%
75	10.7509%
76	11.1015%
77	10.7307%
78	11.0809%
79	10.7108%
80	10.7007%
81	11.8445%
82	10.6804%
83	11.0286%
84	10.6604%
85	11.0079%
86	10.6401%
87	10.6300%
88	10.9765%
89	10.6096%
90	10.9554%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
(2)	Includes cap payments received by the trust from the Cap Provider, but excludes net swap payments received by the trust from the Swap Providers.

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Excess Spread Schedule – Forward LIBOR

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)
1	1.1000	1.5660	3.7633
2	1.3060	1.7090	4.0895
3	1.5090	1.8640	3.9981
4	1.6290	2.0100	3.9765
5	1.7730	2.1600	3.8821
6	1.9200	2.3100	3.8615
7	2.0770	2.4580	3.7707
8	2.2300	2.6050	3.7222
9	2.3780	2.7490	3.7902
10	2.5220	2.8900	3.6461
11	2.6630	3.0260	3.6540
12	2.8040	3.1550	3.5997
13	2.9450	3.2800	3.6175
14	3.0880	3.4010	3.5795
15	3.2160	3.5160	3.5815
16	3.3240	3.6280	3.6183
17	3.4290	3.7430	3.6099
18	3.5410	3.8670	3.6543
19	3.6600	3.9680	3.6658
20	3.7700	4.0400	3.5488
21	3.8800	4.1120	3.2696
22	4.0020	4.1820	2.5053
23	4.1630	4.2490	2.3380
24	4.1360	4.3040	4.3016
25	4.0850	4.3790	4.4490
26	4.1930	4.4760	4.2790
27	4.2960	4.5670	4.2210
28	4.3950	4.6520	4.2771
29	4.4880	4.7300	4.1209
30	4.5760	4.8000	4.7273
31	4.6560	4.8610	4.5816
32	4.7300	4.9150	4.4405
33	4.7950	4.9640	4.5068
34	4.8520	5.0090	3.7241
35	4.9000	5.0500	3.6614
36	4.9380	5.0900	3.8385
37	4.9750	5.1300	3.9735
38	5.0170	5.1700	3.7269
39	5.0570	5.2090	3.7058
40	5.0960	5.2480	3.8519
41	5.1350	5.2860	3.6285
42	5.1720	5.3240	3.9928
43	5.2090	5.3620	3.7640
44	5.2460	5.3990	3.7208
45	5.2830	5.4360	4.0560
46	5.3200	5.4700	3.6344
47	5.3570	5.5020	3.7828
48	5.3950	5.5310	3.7165
49	5.4300	5.5570	3.8689
50	5.4600	5.5780	3.6382
51	5.4860	5.5960	3.6055
52	5.5090	5.6100	3.7723
53	5.5280	5.6210	3.5500
54	5.5440	5.6270	3.7938
55	5.5560	5.6300	3.5771
56	5.5640	5.6330	3.5621
57	5.5690	5.6410	4.1456
58	5.5690	5.6560	3.5430
59	5.5660	5.6770	3.7373
60	5.5580	5.7050	3.5956
61	5.5740	5.7400	3.7711
62	5.6150	5.7780	3.5242
63	5.6540	5.8140	3.4780
64	5.6920	5.8480	3.6353
65	5.7290	5.8810	3.3884
66	5.7630	5.9110	3.6959
67	5.7960	5.9390	3.4504
68	5.8270	5.9660	3.4117
69	5.8560	5.9900	3.9987
70	5.8820	6.0110	3.3413
71	5.9070	6.0300	3.5181
72	5.9290	6.0470	3.3725
73	5.9490	6.0610	3.5555
74	5.9670	6.0730	3.3189
75	5.9820	6.0820	3.2966
76	5.9950	6.0880	3.4883
77	6.0050	6.0910	3.2593
78	6.0120	6.0910	3.4880
79	6.0170	6.0880	3.2726
80	6.0180	6.0840	3.2734
81	6.0170	6.0810	3.9119
82	6.0130	6.0800	3.2827
83	6.0050	6.0820	3.5032
84	5.9950	6.0870	3.3029
85	5.9930	6.0950	3.5170
86	6.0030	6.1050	3.3014
87	6.0130	6.1150	3.2952
88	6.0230	6.1240	3.4980
89	6.0320	6.1340	3.2845
90	6.0420	6.1440	3.5254

(1)	Includes net swap payments received by the trust from the Swap Providers.

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NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-2

Initial Mortgage Loans

Number Of Loans:	5,728
Total Outstanding Principal Balance:	$845,429,047
			Minimum		Maximum
Average Outstanding Principal Balance:	$147,595.85		$9,926.95		$1,030,000.00

Weighted Average Current Mortgage Rate:	7.395%		4.500%		14.250%

ARM Characteristics:
Weighted Average Gross Margin:	6.356%		0.001%		10.000%
Weighted Average Maximum Loan Rate:	14.329%		9.250%		18.400%
Weighted Average Minimum Loan Rate:	7.364%		4.500%		11.400%
Weighted Average Initial Periodic Rate Cap:	2.997%		1.000%		3.000%
Weighted Average Periodic Rate Cap:	1.001%		1.000%		2.000%
Weighted Average Months To Roll:	24	months	4	months	59	months

Weighted Average Original Term:	351	months	120	months	360	months
Weighted Average Remaining Term:	350	months	118	months	359	months
Weighted Average Credit Score:	624		509		806
Weighted Average Combined Original LTV:	82.74%		8.41%		100.00%

First Pay Date:	Feb 01, 2002					Jun 01, 2004
Maturity Date:	Apr 01, 2014					May 01, 2034

Top State Concentrations ($):	23.30 % California, 17.97 % Florida, 4.73 % Virginia
Maximum Zip Code Concentration ($):	0.25% 92336

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Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9,926.95 - 50,000.00	406	$14,699,253.50	1.74%
50,000.01 - 100,000.00	1,531	117,848,550.50	13.94
100,000.01 - 150,000.00	1,656	204,886,177.70	24.23
150,000.01 - 200,000.00	909	158,208,882.37	18.71
200,000.01 - 250,000.00	518	115,545,209.79	13.67
250,000.01 - 300,000.00	330	90,471,353.84	10.70
300,000.01 - 350,000.00	177	57,499,499.12	6.80
350,000.01 - 400,000.00	104	38,979,545.93	4.61
400,000.01 - 450,000.00	45	19,012,935.78	2.25
450,000.01 - 500,000.00	30	14,481,092.03	1.71
500,000.01 - 550,000.00	10	5,293,865.01	0.63
550,000.01 - 600,000.00	4	2,263,935.18	0.27
600,000.01 - 650,000.00	1	611,373.06	0.07
650,000.01 - 700,000.00	2	1,329,457.94	0.16
750,000.01 - 800,000.00	2	1,577,241.63	0.19
800,000.01 - 850,000.00	1	811,619.00	0.10
850,000.01 - 900,000.00	1	879,054.77	0.10
1,000,000.01 - 1,030,000.00	1	1,030,000.00	0.12

Total	5,728	$845,429,047.15	100.00%

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Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
509 - 520	51	$7,265,646.63	0.86%
521 - 540	566	72,869,922.14	8.62
541 - 560	583	79,474,098.20	9.40
561 - 580	553	79,118,916.42	9.36
581 - 600	534	81,240,616.25	9.61
601 - 620	585	94,497,645.26	11.18
621 - 640	651	96,936,799.02	11.47
641 - 660	595	92,422,215.39	10.93
661 - 680	553	83,885,344.84	9.92
681 - 700	388	58,279,841.48	6.89
701 - 720	266	41,127,357.20	4.86
721 - 740	174	26,483,707.79	3.13
741 - 760	132	18,858,937.04	2.23
761 - 780	67	9,352,623.50	1.11
781 - 800	27	3,291,934.25	0.39
801 - 806	3	323,441.74	0.04

Total	5,728	$845,429,047.15	100.00%

Remaining Terms (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
118 - 120	5	$462,754.03	0.05%
151 - 180	550	37,470,613.41	4.43
211 - 240	48	4,871,332.44	0.58
271 - 300	3	365,971.35	0.04
301 - 359	5,122	802,258,375.92	94.89

Total	5,728	$845,429,047.15	100.00%

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	4,332	$615,506,363.79	72.80%
PUD	777	133,092,163.42	15.74
Condo	396	56,198,589.04	6.65
Multi-Unit	223	40,631,930.90	4.81

Total	5,728	$845,429,047.15	100.00%

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Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	5,356	$801,389,010.23	94.79%
Investment (Non-Owner Occupied)	268	29,000,136.76	3.43
Secondary Home	104	15,039,900.16	1.78

Total	5,728	$845,429,047.15	100.00%

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	3,371	$504,757,050.48	59.70%
Purchase	1,973	286,052,201.06	33.84
Rate/Term Refinance	384	54,619,795.61	6.46

Total	5,728	$845,429,047.15	100.00%

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.41 - 10.00	1	$69,768.40	0.01%
10.01 - 15.00	2	129,743.84	0.02
15.01 - 20.00	6	428,255.73	0.05
20.01 - 25.00	8	535,222.89	0.06
25.01 - 30.00	6	658,070.57	0.08
30.01 - 35.00	13	1,182,194.36	0.14
35.01 - 40.00	26	2,618,126.49	0.31
40.01 - 45.00	38	5,209,832.45	0.62
45.01 - 50.00	65	7,975,206.64	0.94
50.01 - 55.00	76	10,607,850.77	1.25
55.01 - 60.00	125	20,854,561.37	2.47
60.01 - 65.00	179	28,643,617.02	3.39
65.01 - 70.00	326	52,162,618.10	6.17
70.01 - 75.00	418	64,057,133.45	7.58
75.01 - 80.00	1,129	179,204,871.29	21.20
80.01 - 85.00	609	95,722,751.81	11.32
85.01 - 90.00	1,380	204,865,465.31	24.23
90.01 - 95.00	543	82,641,672.22	9.78
95.01 - 100.00	778	87,862,084.44	10.39

Total	5,728	$845,429,047.15	100.00%

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State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	54	$5,273,174.34	0.62%
Arizona	147	18,920,578.28	2.24
Arkansas	40	3,732,277.06	0.44
California	884	196,968,478.07	23.30
Colorado	100	16,176,115.45	1.91
Connecticut	91	15,945,480.75	1.89
Delaware	22	3,614,846.84	0.43
District of Columbia	26	4,763,211.12	0.56
Florida	1,143	151,913,835.78	17.97
Georgia	199	25,910,096.30	3.06
Idaho	24	2,528,319.24	0.30
Illinois	77	11,266,066.27	1.33
Indiana	64	6,373,021.96	0.75
Iowa	11	1,114,476.38	0.13
Kansas	48	5,185,878.54	0.61
Kentucky	10	908,933.74	0.11
Louisiana	145	16,256,378.22	1.92
Maine	20	2,631,532.71	0.31
Maryland	143	25,105,666.05	2.97
Massachusetts	99	20,273,059.40	2.40
Michigan	233	27,602,829.93	3.26
Minnesota	28	4,730,123.25	0.56
Mississippi	56	5,569,084.89	0.66
Missouri	163	17,905,597.00	2.12
Montana	10	1,006,661.70	0.12
Nebraska	10	981,948.55	0.12
Nevada	26	3,789,618.24	0.45
New Hampshire	50	9,561,114.85	1.13
New Jersey	90	16,326,420.75	1.93
New York	109	22,425,793.09	2.65
North Carolina	134	17,089,337.76	2.02
North Dakota	2	243,317.58	0.03
Ohio	290	32,597,340.01	3.86
Oklahoma	67	7,187,160.22	0.85
Oregon	27	3,617,522.92	0.43
Pennsylvania	143	16,253,319.53	1.92

Continued next page…

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State (Continued):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Rhode Island	1	$179,673.68	0.02%
South Carolina	98	10,869,416.71	1.29
Tennessee	178	16,797,304.48	1.99
Texas	228	27,850,539.13	3.29
Utah	16	2,507,210.17	0.30
Vermont	5	795,958.00	0.09
Virginia	247	39,986,511.85	4.73
Washington	114	17,999,015.54	2.13
West Virginia	27	2,282,150.60	0.27
Wisconsin	24	3,886,305.57	0.46
Wyoming	5	526,344.65	0.06

Total	5,728	$845,429,047.15	100.00%

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	3,112	$428,190,558.30	50.65%
Stated Income	2,041	333,306,304.82	39.42
No Documentation	430	57,685,296.19	6.82
Limited Documentation	145	26,246,887.84	3.10

Total	5,728	$845,429,047.15	100.00%

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	3,027	$456,504,661.89	54.00%
M2	1,090	155,588,798.95	18.40
M3	210	29,907,962.78	3.54
M4	127	17,271,887.69	2.04
Alt A	1,274	186,155,735.84	22.02

Total	5,728	$845,429,047.15	100.00%

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Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	4,253	$680,029,649.03	80.44%
Fixed Rate Loan	1,475	165,399,398.12	19.56

Total	5,728	$845,429,047.15	100.00%

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	5,221	$726,856,090.69	85.97%
Interest Only	507	118,572,956.46	14.03

Total	5,728	$845,429,047.15	100.00%

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	850	$118,430,922.86	71.60%
15 Year Fixed-Rate Loan	292	26,007,447.95	15.72
15 Year Balloon	258	11,463,165.46	6.93
20 Year Fixed-Rate Loan	48	4,871,332.44	2.95
30 Year Fixed-Rate IO (10 Year IO Term)	19	3,797,804.03	2.30
10 Year Fixed-Rate Loan	5	462,754.03	0.28
25 Year Fixed-Rate Loan	3	365,971.35	0.22

Total	1,475	$165,399,398.12	100.00%

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	3,467	$519,458,988.90	76.39%
2/28 Loan Six-Month LIBOR IO (5 Year IO Term)	427	100,903,604.63	14.84
3/27 Loan Six-Month LIBOR	292	45,069,090.22	6.63
3/27 Loan Six-Month LIBOR IO (5 Year IO Term)	60	13,619,547.80	2.00
Six-Month LIBOR	6	726,417.48	0.11
5/25 Loan Six-Month LIBOR IO (10 Year IO Term)	1	252,000.00	0.04

Total	4,253	$680,029,649.03	100.00%

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Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	5,394	$831,855,856.90	98.39%
Second Lien	334	13,573,190.25	1.61

Total	5,728	$845,429,047.15	100.00%

Prepayment Term (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	1,634	$236,601,809.53	27.99%
12	9	2,485,307.06	0.29
24	2,136	336,820,679.67	39.84
36	1,331	190,304,555.07	22.51
60	618	79,216,695.82	9.37

Total	5,728	$845,429,047.15	100.00%

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Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	3	$1,001,014.32	0.12%
4.501 - 5.000	25	5,286,436.94	0.63
5.001 - 5.500	101	20,127,880.70	2.38
5.501 - 6.000	406	81,641,102.64	9.66
6.001 - 6.500	627	114,315,566.76	13.52
6.501 - 7.000	997	169,105,976.39	20.00
7.001 - 7.500	682	106,258,464.39	12.57
7.501 - 8.000	831	121,403,474.60	14.36
8.001 - 8.500	513	66,936,203.74	7.92
8.501 - 9.000	624	81,206,261.39	9.61
9.001 - 9.500	283	33,444,758.87	3.96
9.501 - 10.000	297	27,112,867.81	3.21
10.001 - 10.500	79	6,299,949.72	0.75
10.501 - 11.000	88	4,802,793.31	0.57
11.001 - 11.500	32	1,457,337.19	0.17
11.501 - 12.000	45	1,679,990.60	0.20
12.001 - 12.500	13	357,405.59	0.04
12.501 - 13.000	75	2,755,929.03	0.33
13.001 - 13.500	3	137,822.22	0.02
13.501 - 14.000	2	39,897.55	0.00
14.001 - 14.250	2	57,913.39	0.01

Total	5,728	$845,429,047.15	100.00%

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Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.001 - 0.500	6	$905,429.19	0.13%
0.501 - 1.000	1	192,000.00	0.03
1.501 - 2.000	1	93,297.62	0.01
3.501 - 4.000	18	2,921,449.37	0.43
4.001 - 4.500	96	19,347,618.27	2.85
4.501 - 5.000	272	48,569,053.62	7.14
5.001 - 5.500	568	97,423,198.27	14.33
5.501 - 6.000	664	118,483,222.18	17.42
6.001 - 6.500	623	107,695,161.57	15.84
6.501 - 7.000	537	86,229,055.93	12.68
7.001 - 7.500	548	78,741,746.51	11.58
7.501 - 8.000	446	64,739,581.96	9.52
8.001 - 8.500	301	36,759,553.71	5.41
8.501 - 9.000	137	14,770,931.26	2.17
9.001 - 9.500	28	2,673,197.36	0.39
9.501 - 10.000	7	485,152.21	0.07

Total	4,253	$680,029,649.03	100.00%

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Maximum Loan Rates (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.250 - 9.500	3	$869,137.26	0.13%
9.501 - 10.000	2	602,810.05	0.09
10.001 - 10.500	5	705,274.03	0.10
10.501 - 11.000	9	1,678,097.61	0.25
11.001 - 11.500	6	1,365,516.75	0.20
11.501 - 12.000	31	5,851,287.99	0.86
12.001 - 12.500	97	19,642,254.36	2.89
12.501 - 13.000	324	68,001,280.68	10.00
13.001 - 13.500	462	88,083,319.78	12.95
13.501 - 14.000	704	123,429,770.98	18.15
14.001 - 14.500	534	86,431,910.31	12.71
14.501 - 15.000	652	101,196,848.80	14.88
15.001 - 15.500	406	55,564,985.71	8.17
15.501 - 16.000	501	69,067,250.01	10.16
16.001 - 16.500	232	29,360,108.68	4.32
16.501 - 17.000	214	21,992,105.14	3.23
17.001 - 17.500	40	3,696,365.92	0.54
17.501 - 18.000	27	2,214,617.86	0.33
18.001 - 18.400	4	276,707.11	0.04

Total	4,253	$680,029,649.03	100.00%

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Minimum Loan Rates (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	3	$1,001,014.32	0.15%
4.501 - 5.000	24	5,209,427.17	0.77
5.001 - 5.500	91	18,520,825.76	2.72
5.501 - 6.000	317	67,067,366.34	9.86
6.001 - 6.500	469	89,720,911.99	13.19
6.501 - 7.000	712	125,019,658.98	18.38
7.001 - 7.500	537	87,100,836.09	12.81
7.501 - 8.000	659	102,171,052.50	15.02
8.001 - 8.500	411	56,058,224.29	8.24
8.501 - 9.000	507	69,941,048.63	10.28
9.001 - 9.500	234	29,620,694.43	4.36
9.501 - 10.000	218	22,410,897.64	3.30
10.001 - 10.500	39	3,649,234.56	0.54
10.501 - 11.000	27	2,214,617.86	0.33
11.001 - 11.400	5	323,838.47	0.05

Total	4,253	$680,029,649.03	100.00%

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
10/04	6	$726,417.48	0.11%
11/05	1	47,131.36	0.01
12/05	1	159,199.76	0.02
01/06	2	146,151.65	0.02
02/06	5	553,345.89	0.08
03/06	59	9,538,873.90	1.40
04/06	1,528	246,450,085.81	36.24
05/06	2,298	363,467,805.16	53.45
03/07	6	1,151,345.08	0.17
04/07	174	27,938,305.83	4.11
05/07	172	29,598,987.11	4.35
05/09	1	252,000.00	0.04

Total	4,253	$680,029,649.03	100.00%

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Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	6	$726,417.48	0.11%
2.000	1	424,000.00	0.06
3.000	4,246	678,879,231.55	99.83

Total	4,253	$680,029,649.03	100.00%

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	4,252	$679,605,649.03	99.94%
2.000	1	424,000.00	0.06

Total	4,253	$680,029,649.03	100.00%

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	1,832	$318,133,955.64	37.63%
No MI	3,896	527,295,091.51	62.37

Total	5,728	$845,429,047.15	100.00%

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NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-2

Group I Initial Mortgage Loans

Number Of Loans:	4,624
Total Outstanding Principal Balance:	$673,623,797

		Minimum	Maximum

Average Outstanding Principal Balance:	$145,679.89	$39,518.48	$449,623.80

Weighted Average Current Mortgage Rate:	7.254%	4.500%	11.800%

ARM Characteristics:
Weighted Average Gross Margin:	6.208%	0.001%	8.000%
Weighted Average Maximum Loan Rate:	14.215%	9.250%	17.300%
Weighted Average Minimum Loan Rate:	7.247%	4.500%	10.300%
Weighted Average Initial Periodic Rate Cap:	2.997%	1.000%	3.000%
Weighted Average Periodic Rate Cap:	1.000%	1.000%	1.000%
Weighted Average Months To Roll:	24 months	4 months	59 months

Weighted Average Original Term:	353 months	120 months	360 months
Weighted Average Remaining Term:	352 months	118 months	359 months
Weighted Average Credit Score:	626	511	806
Weighted Average Combined Original LTV:	82.31%	8.41%	100.00%

First Pay Date:		Feb 01, 2002	Jun 01, 2004
Maturity Date:		Apr 01, 2014	May 01, 2034

Top State Concentrations ($):	20.62 % California, 19.84 % Florida, 4.69 % Virginia
Maximum Zip Code Concentration ($):	0.27% 33178

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Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
39,518.48 - 50,000.00	121	$5,479,919.19	0.81%
50,000.01 - 100,000.00	1,209	94,926,712.07	14.09
100,000.01 - 150,000.00	1,516	187,872,888.55	27.89
150,000.01 - 200,000.00	840	146,519,824.48	21.75
200,000.01 - 250,000.00	489	109,194,948.50	16.21
250,000.01 - 300,000.00	316	86,554,016.78	12.85
300,000.01 - 350,000.00	125	39,831,871.98	5.91
350,000.01 - 400,000.00	4	1,562,254.77	0.23
400,000.01 - 449,623.80	4	1,681,360.22	0.25

Total	4,624	$673,623,796.54	100.00%

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
511 - 520	34	$5,056,786.48	0.75%
521 - 540	344	44,885,688.59	6.66
541 - 560	446	59,938,454.35	8.90
561 - 580	494	67,065,014.55	9.96
581 - 600	453	65,203,231.83	9.68
601 - 620	512	77,241,464.92	11.47
621 - 640	568	82,495,145.70	12.25
641 - 660	509	76,446,395.25	11.35
661 - 680	431	66,121,831.58	9.82
681 - 700	312	50,359,031.23	7.48
701 - 720	209	32,398,312.71	4.81
721 - 740	139	20,471,225.83	3.04
741 - 760	95	14,565,871.73	2.16
761 - 780	51	7,913,347.56	1.17
781 - 800	24	3,138,552.49	0.47
801 - 806	3	323,441.74	0.05

Total	4,624	$673,623,796.54	100.00%

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Remaining Terms (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
118 - 120	5	$462,754.03	0.07%
151 - 180	210	21,799,106.23	3.24
211 - 240	41	4,650,278.10	0.69
271 - 300	3	365,971.35	0.05
301 - 359	4,365	646,345,686.83	95.95

Total	4,624	$673,623,796.54	100.00%

Property Type:	Number of Mortage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	3,509	$495,636,212.23	73.58%
PUD	608	97,270,378.27	14.44
Condo	318	44,321,375.39	6.58
Multi-Unit	189	36,395,830.65	5.40

Total	4,624	$673,623,796.54	100.00%

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	4,317	$636,453,007.28	94.48%
Investment (Non-Owner Occupied)	213	24,444,009.90	3.63
Secondary Home	94	12,726,779.36	1.89

Total	4,624	$673,623,796.54	100.00%

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	2,807	$401,826,902.74	59.65%
Purchase	1,480	225,650,411.16	33.50
Rate/Term Refinance	337	46,146,482.64	6.85

Total	4,624	$673,623,796.54	100.00%

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Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.41 - 10.00	1	$69,768.40	0.01%
10.01 - 15.00	2	129,743.84	0.02
15.01 - 20.00	6	428,255.73	0.06
20.01 - 25.00	7	470,265.19	0.07
25.01 - 30.00	6	658,070.57	0.10
30.01 - 35.00	13	1,182,194.36	0.18
35.01 - 40.00	24	2,429,825.84	0.36
40.01 - 45.00	37	4,820,221.44	0.72
45.01 - 50.00	63	7,328,500.61	1.09
50.01 - 55.00	74	9,448,849.25	1.40
55.01 - 60.00	112	14,929,392.69	2.22
60.01 - 65.00	166	23,769,947.70	3.53
65.01 - 70.00	305	45,920,913.71	6.82
70.01 - 75.00	351	50,177,558.46	7.45
75.01 - 80.00	978	145,713,082.47	21.63
80.01 - 85.00	516	75,504,936.43	11.21
85.01 - 90.00	1,099	158,336,045.36	23.51
90.01 - 95.00	445	68,978,462.59	10.24
95.01 - 100.00	419	63,327,761.90	9.40

Total	4,624	$673,623,796.54	100.00%

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State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	36	$3,638,785.81	0.54%
Arizona	116	15,270,727.59	2.27
Arkansas	33	3,255,708.71	0.48
California	671	138,880,920.08	20.62
Colorado	82	13,914,635.17	2.07
Connecticut	79	13,612,714.98	2.02
Delaware	18	2,771,062.65	0.41
District of Columbia	21	3,186,527.88	0.47
Florida	994	133,676,512.85	19.84
Georgia	166	21,933,718.10	3.26
Idaho	19	2,220,538.09	0.33
Illinois	70	9,947,127.19	1.48
Indiana	49	4,990,823.27	0.74
Iowa	11	1,114,476.38	0.17
Kansas	34	4,226,493.65	0.63
Kentucky	8	731,217.03	0.11
Louisiana	121	13,888,778.84	2.06
Maine	17	2,196,086.68	0.33
Maryland	116	20,098,271.46	2.98
Massachusetts	79	16,037,766.92	2.38
Michigan	194	23,309,587.54	3.46
Minnesota	23	4,024,265.33	0.60
Mississippi	43	4,744,861.61	0.70
Missouri	123	13,702,735.52	2.03
Montana	9	944,669.43	0.14
Nebraska	6	883,237.10	0.13
Nevada	20	3,519,938.67	0.52
New Hampshire	39	7,267,285.32	1.08
New Jersey	78	14,159,228.10	2.10
New York	87	16,546,800.59	2.46
North Carolina	105	13,384,371.73	1.99
Ohio	233	26,433,823.07	3.92
Oklahoma	60	6,736,032.18	1.00
Oregon	20	3,095,263.81	0.46
Pennsylvania	116	13,612,321.15	2.02

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State (Continued):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Rhode Island	1	$179,673.68	0.03%
South Carolina	73	8,185,164.71	1.22
Tennessee	138	14,061,736.97	2.09
Texas	159	18,092,182.40	2.69
Utah	12	2,245,169.98	0.33
Vermont	5	795,958.00	0.12
Virginia	203	31,579,914.70	4.69
Washington	92	14,816,140.37	2.20
West Virginia	20	1,870,737.10	0.28
Wisconsin	21	3,358,418.65	0.50
Wyoming	4	481,385.50	0.07

Total	4,624	$673,623,796.54	100.00%

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	2,517	$346,888,394.34	51.50%
Stated Income	1,629	256,711,549.78	38.11
No Documentation	361	51,284,921.45	7.61
Limited Documentation	117	18,738,930.97	2.78

Total	4,624	$673,623,796.54	100.00%

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	2,489	$364,679,234.50	54.14%
M2	856	120,807,840.34	17.93
M3	140	19,849,469.57	2.95
M4	100	13,318,844.29	1.98
Alt A	1,039	154,968,407.84	23.01

Total	4,624	$673,623,796.54	100.00%

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Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	3,546	$538,388,281.09	79.92%
Fixed Rate Loan	1,078	135,235,515.45	20.08

Total	4,624	$673,623,796.54	100.00%

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	4,205	$588,210,362.77	87.32%
Interest Only	419	85,413,433.77	12.68

Total	4,624	$673,623,796.54	100.00%

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	803	$105,475,401.71	77.99%
15 Year Fixed-Rate Loan	206	21,187,400.07	15.67
20 Year Fixed-Rate Loan	41	4,650,278.10	3.44
30 Year Fixed-Rate IO (10 Year IO Term)	16	2,482,004.03	1.84
15 Year Balloon	4	611,706.16	0.45
10 Year Fixed-Rate Loan	5	462,754.03	0.34
25 Year Fixed-Rate Loan	3	365,971.35	0.27

Total	1,078	$135,235,515.45	100.00%

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	2,879	$417,237,767.01	77.50%
2/28 Loan Six-Month LIBOR IO (5 Year IO Term)	351	72,918,590.25	13.54
3/27 Loan Six-Month LIBOR	258	37,492,666.86	6.96
3/27 Loan Six-Month LIBOR IO (5 Year IO Term)	51	9,760,839.49	1.81
Six-Month LIBOR	6	726,417.48	0.13
5/25 Loan Six-Month LIBOR IO (10 Year IO Term)	1	252,000.00	0.05

Total	3,546	$538,388,281.09	100.00%

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Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	4,624	$673,623,796.54	100.00%

Total	4,624	$673,623,796.54	100.00%

Prepayment Term (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	1,165	$176,032,267.87	26.13%
12	5	1,196,884.10	0.18
24	1,781	270,661,105.29	40.18
36	1,088	153,560,101.79	22.80
60	585	72,173,437.49	10.71

Total	4,624	$673,623,796.54	100.00%

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	1	$134,643.77	0.02%
4.501 - 5.000	21	3,607,407.56	0.54
5.001 - 5.500	87	15,172,964.85	2.25
5.501 - 6.000	354	61,189,129.33	9.08
6.001 - 6.500	585	99,046,193.44	14.70
6.501 - 7.000	922	142,518,966.65	21.16
7.001 - 7.500	650	95,304,829.06	14.15
7.501 - 8.000	783	108,831,049.84	16.16
8.001 - 8.500	469	60,432,496.83	8.97
8.501 - 9.000	481	59,536,218.60	8.84
9.001 - 9.500	157	18,318,281.88	2.72
9.501 - 10.000	73	6,315,026.29	0.94
10.001 - 10.500	22	2,158,724.29	0.32
10.501 - 11.000	12	705,806.86	0.10
11.001 - 11.500	3	151,700.27	0.02
11.501 - 11.800	4	200,357.02	0.03

Total	4,624	$673,623,796.54	100.00%

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Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.001 - 0.500	6	$905,429.19	0.17%
0.501 - 1.000	1	192,000.00	0.04
1.501 - 2.000	1	93,297.62	0.02
3.501 - 4.000	16	2,460,773.00	0.46
4.001 - 4.500	83	12,536,056.22	2.33
4.501 - 5.000	256	41,859,905.83	7.78
5.001 - 5.500	531	85,060,552.82	15.80
5.501 - 6.000	610	98,177,033.49	18.24
6.001 - 6.500	582	91,541,486.19	17.00
6.501 - 7.000	504	75,023,578.41	13.93
7.001 - 7.500	528	71,924,397.25	13.36
7.501 - 8.000	428	58,613,771.07	10.89

Total	3,546	$538,388,281.09	100.00%

Maximum Loan Rates (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.250 - 9.500	2	$519,196.89	0.10%
9.501 - 10.000	1	224,810.05	0.04
10.001 - 10.500	5	705,274.03	0.13
10.501 - 11.000	7	870,097.61	0.16
11.001 - 11.500	3	393,030.79	0.07
11.501 - 12.000	27	4,415,784.33	0.82
12.001 - 12.500	85	15,144,205.14	2.81
12.501 - 13.000	285	51,425,664.69	9.55
13.001 - 13.500	433	76,677,848.37	14.24
13.501 - 14.000	651	103,847,947.05	19.29
14.001 - 14.500	506	76,088,226.99	14.13
14.501 - 15.000	618	89,653,017.16	16.65
15.001 - 15.500	377	49,769,678.30	9.24
15.501 - 16.000	380	49,103,169.58	9.12
16.001 - 16.500	125	15,348,429.56	2.85
16.501 - 17.000	37	3,603,490.96	0.67
17.001 - 17.300	4	598,409.59	0.11

Total	3,546	$538,388,281.09	100.00%

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Minimum Loan Rates (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	1	$134,643.77	0.03%
4.501 - 5.000	21	3,607,407.56	0.67
5.001 - 5.500	79	14,022,776.54	2.60
5.501 - 6.000	276	50,234,266.30	9.33
6.001 - 6.500	439	77,965,500.21	14.48
6.501 - 7.000	658	105,059,835.05	19.51
7.001 - 7.500	510	76,845,539.52	14.27
7.501 - 8.000	626	90,662,920.46	16.84
8.001 - 8.500	381	50,235,444.30	9.33
8.501 - 9.000	384	49,557,268.60	9.20
9.001 - 9.500	126	15,441,985.73	2.87
9.501 - 10.000	41	4,022,283.46	0.75
10.001 - 10.300	4	598,409.59	0.11

Total	3,546	$538,388,281.09	100.00%

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
10/04	6	$726,417.48	0.13%
12/05	1	159,199.76	0.03
01/06	2	146,151.65	0.03
02/06	5	553,345.89	0.10
03/06	52	7,803,573.49	1.45
04/06	1,281	198,714,659.97	36.91
05/06	1,889	282,779,426.50	52.52
03/07	5	802,202.32	0.15
04/07	153	22,834,045.19	4.24
05/07	151	23,617,258.84	4.39
05/09	1	252,000.00	0.05

Total	3,546	$538,388,281.09	100.00%

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Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	6	$726,417.48	0.13%
3.000	3,540	537,661,863.61	99.87

Total	3,546	$538,388,281.09	100.00%

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	3,546	$538,388,281.09	100.00%

Total	3,546	$538,388,281.09	100.00%

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	1,685	$272,640,752.65	40.47%
No MI	2,939	400,983,043.89	59.53

Total	4,624	$673,623,796.54	100.00%

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NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-2

Group II Initial Mortgage Loans

Number Of Loans:	1,104
Total Outstanding Principal Balance:	$171,805,251

		Minimum	Maximum
Average Outstanding Principal Balance:	$155,620.70	$9,926.95	$1,030,000.00

Weighted Average Current Mortgage Rate:	7.946%	4.500%	14.250%

ARM Characteristics:
Weighted Average Gross Margin:	6.919%	3.750%	10.000%
Weighted Average Maximum Loan Rate:	14.766%	9.500%	18.400%
Weighted Average Minimum Loan Rate:	7.810%	4.500%	11.400%
Weighted Average Initial Periodic Rate Cap:	2.997%	2.000%	3.000%
Weighted Average Periodic Rate Cap:	1.003%	1.000%	2.000%
Weighted Average Months To Roll:	24 months	17 months	35 months

Weighted Average Original Term:	343 months	180 months	360 months
Weighted Average Remaining Term:	342 months	176 months	359 months
Weighted Average Credit Score:	614	509	788
Weighted Average Combined Original LTV:	84.41%	20.63%	100.00%

First Pay Date:		Dec 01, 2003	Jun 01, 2004
Maturity Date:		Feb 01, 2019	May 01, 2034

Top State Concentrations ($):	33.81 % California, 10.62 % Florida, 5.68 % Texas
Maximum Zip Code Concentration ($):	0.81% 92677

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Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9,926.95 - 50,000.00	285	$9,219,334.31	5.37%
50,000.01 - 100,000.00	322	22,921,838.43	13.34
100,000.01 - 150,000.00	140	17,013,289.15	9.90
150,000.01 - 200,000.00	69	11,689,057.89	6.80
200,000.01 - 250,000.00	29	6,350,261.29	3.70
250,000.01 - 300,000.00	14	3,917,337.06	2.28
300,000.01 - 350,000.00	52	17,667,627.14	10.28
350,000.01 - 400,000.00	100	37,417,291.16	21.78
400,000.01 - 450,000.00	41	17,331,575.56	10.09
450,000.01 - 500,000.00	30	14,481,092.03	8.43
500,000.01 - 550,000.00	10	5,293,865.01	3.08
550,000.01 - 600,000.00	4	2,263,935.18	1.32
600,000.01 - 650,000.00	1	611,373.06	0.36
650,000.01 - 700,000.00	2	1,329,457.94	0.77
750,000.01 - 800,000.00	2	1,577,241.63	0.92
800,000.01 - 850,000.00	1	811,619.00	0.47
850,000.01 - 900,000.00	1	879,054.77	0.51
1,000,000.01 - 1,030,000.00	1	1,030,000.00	0.60

Total	1,104	$171,805,250.61	100.00%

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Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
509 - 520	17	$2,208,860.15	1.29%
521 - 540	222	27,984,233.55	16.29
541 - 560	137	19,535,643.85	11.37
561 - 580	59	12,053,901.87	7.02
581 - 600	81	16,037,384.42	9.33
601 - 620	73	17,256,180.34	10.04
621 - 640	83	14,441,653.32	8.41
641 - 660	86	15,975,820.14	9.30
661 - 680	122	17,763,513.26	10.34
681 - 700	76	7,920,810.25	4.61
701 - 720	57	8,729,044.49	5.08
721 - 740	35	6,012,481.96	3.50
741 - 760	37	4,293,065.31	2.50
761 - 780	16	1,439,275.94	0.84
781 - 788	3	153,381.76	0.09

Total	1,104	$171,805,250.61	100.00%

Remaining Terms (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
176 - 180	340	$15,671,507.18	9.12%
211 - 240	7	221,054.34	0.13
301 - 359	757	155,912,689.09	90.75

Total	1,104	$171,805,250.61	100.00%

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	823	$119,870,151.56	69.77%
PUD	169	35,821,785.15	20.85
Condo	78	11,877,213.65	6.91
Multi-Unit	34	4,236,100.25	2.47

Total	1,104	$171,805,250.61	100.00%

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Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,039	$164,936,002.95	96.00%
Investment (Non-Owner Occupied)	55	4,556,126.86	2.65
Secondary Home	10	2,313,120.80	1.35

Total	1,104	$171,805,250.61	100.00%

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	564	$102,930,147.74	59.91%
Purchase	493	60,401,789.90	35.16
Rate/Term Refinance	47	8,473,312.97	4.93

Total	1,104	$171,805,250.61	100.00%

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
20.63 - 25.00	1	$64,957.70	0.04%
35.01 - 40.00	2	188,300.65	0.11
40.01 - 45.00	1	389,611.01	0.23
45.01 - 50.00	2	646,706.03	0.38
50.01 - 55.00	2	1,159,001.52	0.67
55.01 - 60.00	13	5,925,168.68	3.45
60.01 - 65.00	13	4,873,669.32	2.84
65.01 - 70.00	21	6,241,704.39	3.63
70.01 - 75.00	67	13,879,574.99	8.08
75.01 - 80.00	151	33,491,788.82	19.49
80.01 - 85.00	93	20,217,815.38	11.77
85.01 - 90.00	281	46,529,419.95	27.08
90.01 - 95.00	98	13,663,209.63	7.95
95.01 - 100.00	359	24,534,322.54	14.28

Total	1,104	$171,805,250.61	100.00%

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State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	18	$1,634,388.53	0.95%
Arizona	31	3,649,850.69	2.12
Arkansas	7	476,568.35	0.28
California	213	58,087,557.99	33.81
Colorado	18	2,261,480.28	1.32
Connecticut	12	2,332,765.77	1.36
Delaware	4	843,784.19	0.49
District of Columbia	5	1,576,683.24	0.92
Florida	149	18,237,322.93	10.62
Georgia	33	3,976,378.20	2.31
Idaho	5	307,781.15	0.18
Illinois	7	1,318,939.08	0.77
Indiana	15	1,382,198.69	0.80
Kansas	14	959,384.89	0.56
Kentucky	2	177,716.71	0.10
Louisiana	24	2,367,599.38	1.38
Maine	3	435,446.03	0.25
Maryland	27	5,007,394.59	2.91
Massachusetts	20	4,235,292.48	2.47
Michigan	39	4,293,242.39	2.50
Minnesota	5	705,857.92	0.41
Mississippi	13	824,223.28	0.48
Missouri	40	4,202,861.48	2.45
Montana	1	61,992.27	0.04
Nebraska	4	98,711.45	0.06
Nevada	6	269,679.57	0.16
New Hampshire	11	2,293,829.53	1.34
New Jersey	12	2,167,192.65	1.26
New York	22	5,878,992.50	3.42
North Carolina	29	3,704,966.03	2.16
North Dakota	2	243,317.58	0.14
Ohio	57	6,163,516.94	3.59
Oklahoma	7	451,128.04	0.26
Oregon	7	522,259.11	0.30
Pennsylvania	27	2,640,998.38	1.54

Continued next page…

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State (Continued):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
South Carolina	25	$2,684,252.00	1.56%
Tennessee	40	2,735,567.51	1.59
Texas	69	9,758,356.73	5.68
Utah	4	262,040.19	0.15
Virginia	44	8,406,597.15	4.89
Washington	22	3,182,875.17	1.85
West Virginia	7	411,413.50	0.24
Wisconsin	3	527,886.92	0.31
Wyoming	1	44,959.15	0.03

Total	1,104	$171,805,250.61	100.00%

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	595	$81,302,163.96	47.32%
Stated Income	412	76,594,755.04	44.58
Limited Documentation	28	7,507,956.87	4.37
No Documentation	69	6,400,374.74	3.73

Total	1,104	$171,805,250.61	100.00%

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	538	$91,825,427.39	53.45%
M2	234	34,780,958.61	20.24
M3	70	10,058,493.21	5.85
M4	27	3,953,043.40	2.30
Alt A	235	31,187,328.00	18.15

Total	1,104	$171,805,250.61	100.00%

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Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	707	$141,641,367.94	82.44%
Fixed Rate Loan	397	30,163,882.67	17.56

Total	1,104	$171,805,250.61	100.00%

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	1,016	$138,645,727.92	80.70%
Interest Only	88	33,159,522.69	19.30

Total	1,104	$171,805,250.61	100.00%

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	47	$12,955,521.15	42.95%
15 Year Balloon	254	10,851,459.30	35.98
15 Year Fixed-Rate Loan	86	4,820,047.88	15.98
30 Year Fixed-Rate IO (10 Year IO Term)	3	1,315,800.00	4.36
20 Year Fixed-Rate Loan	7	221,054.34	0.73

Total	397	$30,163,882.67	100.00%

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	588	$102,221,221.89	72.17%
2/28 Loan Six-Month LIBOR IO (5 Year IO Term)	76	27,985,014.38	19.76
3/27 Loan Six-Month LIBOR	34	7,576,423.36	5.35
3/27 Loan Six-Month LIBOR IO (5 Year IO Term)	9	3,858,708.31	2.72

Total	707	$141,641,367.94	100.00%

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Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	770	$158,232,060.36	92.10%
Second Lien	334	13,573,190.25	7.90

Total	1,104	$171,805,250.61	100.00%

Prepayment Term (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	469	$60,569,541.66	35.25%
12	4	1,288,422.96	0.75
24	355	66,159,574.38	38.51
36	243	36,744,453.28	21.39
60	33	7,043,258.33	4.10

Total	1,104	$171,805,250.61	100.00%

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Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	2	$866,370.55	0.50%
4.501 - 5.000	4	1,679,029.38	0.98
5.001 - 5.500	14	4,954,915.85	2.88
5.501 - 6.000	52	20,451,973.31	11.90
6.001 - 6.500	42	15,269,373.32	8.89
6.501 - 7.000	75	26,587,009.74	15.48
7.001 - 7.500	32	10,953,635.33	6.38
7.501 - 8.000	48	12,572,424.76	7.32
8.001 - 8.500	44	6,503,706.91	3.79
8.501 - 9.000	143	21,670,042.79	12.61
9.001 - 9.500	126	15,126,476.99	8.80
9.501 - 10.000	224	20,797,841.52	12.11
10.001 - 10.500	57	4,141,225.43	2.41
10.501 - 11.000	76	4,096,986.45	2.38
11.001 - 11.500	29	1,305,636.92	0.76
11.501 - 12.000	41	1,479,633.58	0.86
12.001 - 12.500	13	357,405.59	0.21
12.501 - 13.000	75	2,755,929.03	1.60
13.001 -13.500	3	137,822.22	0.08
13.501 - 14.000	2	39,897.55	0.02
14.001 - 14.250	2	57,913.39	0.03

Total	1,104	$171,805,250.61	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.750 - 4.000	2	$460,676.37	0.33%
4.001 - 4.500	13	6,811,562.05	4.81
4.501 - 5.000	16	6,709,147.79	4.74
5.001 - 5.500	37	12,362,645.45	8.73
5.501 - 6.000	54	20,306,188.69	14.34
6.001 - 6.500	41	16,153,675.38	11.40
6.501 - 7.000	33	11,205,477.52	7.91
7.001 - 7.500	20	6,817,349.26	4.81
7.501 - 8.000	18	6,125,810.89	4.32
8.001 - 8.500	301	36,759,553.71	25.95
8.501 - 9.000	137	14,770,931.26	10.43
9.001 - 9.500	28	2,673,197.36	1.89
9.501 - 10.000	7	485,152.21	0.34

Total	707	$141,641,367.94	100.00%

Maximum Loan Rates (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.500 - 9.500	1	$349,940.37	0.25%
9.501 - 10.000	1	378,000.00	0.27
10.501 - 11.000	2	808,000.00	0.57
11.001 - 11.500	3	972,485.96	0.69
11.501 - 12.000	4	1,435,503.66	1.01
12.001 - 12.500	12	4,498,049.22	3.18
12.501 - 13.000	39	16,575,615.99	11.70
13.001 - 13.500	29	11,405,471.41	8.05
13.501 - 14.000	53	19,581,823.93	13.82
14.001 - 14.500	28	10,343,683.32	7.30
14.501 - 15.000	34	11,543,831.64	8.15
15.001 - 15.500	29	5,795,307.41	4.09
15.501 - 16.000	121	19,964,080.43	14.09
16.001 - 16.500	107	14,011,679.12	9.89
16.501 - 17.000	177	18,388,614.18	12.98
17.001 - 17.500	36	3,097,956.33	2.19
17.501 - 18.000	27	2,214,617.86	1.56
18.001 - 18.400	4	276,707.11	0.20

Total	707	$141,641,367.94	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Minimum Loan Rates (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	2	$866,370.55	0.61%
4.501 - 5.000	3	1,602,019.61	1.13
5.001 - 5.500	12	4,498,049.22	3.18
5.501 - 6.000	41	16,833,100.04	11.88
6.001 - 6.500	30	11,755,411.78	8.30
6.501 - 7.000	54	19,959,823.93	14.09
7.001 - 7.500	27	10,255,296.57	7.24
7.501 - 8.000	33	11,508,132.04	8.12
8.001 - 8.500	30	5,822,779.99	4.11
8.501 - 9.000	123	20,383,780.03	14.39
9.001 - 9.500	108	14,178,708.70	10.01
9.501 - 10.000	177	18,388,614.18	12.98
10.001 - 10.500	35	3,050,824.97	2.15
10.501 - 11.000	27	2,214,617.86	1.56
11.001 - 11.400	5	323,838.47	0.23

Total	707	$141,641,367.94	100.00%

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
11/05	1	$47,131.36	0.03%
03/06	7	1,735,300.41	1.23
04/06	247	47,735,425.84	33.70
05/06	409	80,688,378.66	56.97
03/07	1	349,142.76	0.25
04/07	21	5,104,260.64	3.60
05/07	21	5,981,728.27	4.22

Total	707	$141,641,367.94	100.00%

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2.000	1	$424,000.00	0.30%
3.000	706	141,217,367.94	99.70

Total	707	$141,641,367.94	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	706	$141,217,367.94	99.70%
2.000	1	424,000.00	0.30

Total	707	$141,641,367.94	100.00%

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	147	$45,493,202.99	26.48%
No MI	957	126,312,047.62	73.52

Total	1,104	$171,805,250.61	100.00%